SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 24, 2001


                              PRIME COMPANIES, INC.
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             (Exact name of registrant as specified in its charter)


                Delaware                          52-2031531
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            (State or other jurisdiction           (I.R.S. Employer
         of incorporation or organization)        Identification No.)



        409 Center Street, Yuba City, CA                        95991
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       (Address of principal executive offices)                (Zip Code)



                                 (530) 755-3580
                                -----------------
              (Registrant's telephone number, including area code)

Item 4. Change in Registrant's Certifying Accountant

     Effective April 17, 2001, Hein + Associates LLP, the Registrant's Certifying Accountant for the past two fiscal years, was dismissed. On April 19, 2001, Stonefield Josephson, Inc., Certified Public Accountants, were engaged to serve as the Registrant's new auditors. The selection of Stonefield Josephson, Inc., was approved by the Audit Committee of the Registrant's Board of Directors. There was no consultation regarding accounting policy or procedures with Stonefield Josephson, Inc., prior to their engagement.

     Hein + Associates LLP's reports have not contained an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles, except that in their year 2000 financial report, Hein + Associates LLP had an explanatory paragraph regarding the ability of the company to remain a going concern. Nor has there been any disagreement with Hein + Associates LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the Registrant's two most recent fiscal years and from December 31, 1999 to the date of dismissal. Hein + Associates LLP has not advised the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist. Nor has Hein + Associates LLP advised the Registrant that information has come to their attention that has led them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management. Hein + Associates LLP has not advised the Registrant of the need to expand significantly the scope of their audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements. Nor has Hein + Associates LLP advised the Registrant that information has come to their attention that they have concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements). Nor has Hein + Associates LLP advised the Registrant of any other reportable event.

     The Audit Committee of the Registrant's Board of Directors recommended this change of auditors from Hein + Associates LLP to Stonefield Josephson, Inc., which was approved by the Board of Directors.

     The Registrant has provided Hein + Associates LLP with a copy of the disclosure contained herein and has requested that Hein + Associates LLP provide the Registrant with a letter addressed to the U.S. Securities and Exchange Commission stating whether they agree with the disclosure.

                                      2




                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                   PRIME COMPANIES, INC.
                                   ----------------------------
                                   (Registrant)



                                   /s/ Norbert J. Lima
                                   -----------------------------
                                   Norbert J. Lima
                                   President
Date:      04-24-01
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